EXHIBIT 10.1

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

2007 STOCK OPTION PLAN

SECTION 1

EFFECTIVE DATE AND PURPOSE

1.1

Effective Date.  The Board of Directors of the Company has adopted the Plan on March 26, 2007, subject to the approval of the stockholders of the Company within twelve (12) months of such date.

1.2

Purpose of the Plan.  The Plan is designed to provide a means to attract, motivate and retain eligible Participants and to further the growth and financial success of the Company by aligning the interests of Participants through the ownership of Shares and other incentives with the interests of the Company’s stockholders.

SECTION 2

DEFINITIONS

2.1

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.2

“1934 Act” means the Securities Exchange Act of 1934, as amended.  Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.3

“Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options or Incentive Stock Options.

2.4

“Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.5

“Board” or “Board of Directors” means the Board of Directors of the Company.

2.6

“Cause” means (i) Participant’s conviction of a felony or any crime involving moral turpitude, (ii) any public disparagement by the Participant of the Company, or (iii) the willful engaging by the Participant in conduct materially injurious to the Company, monetarily or otherwise.

2.7

“Change in Control” shall have the meaning assigned to such term in Section 10.

2.8

“Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9

“Committee” means the committee appointed by the Board pursuant to Section 4.1 to administer the Plan.

2.10

“Company” means Monmouth Real Estate Investment Corporation, a Maryland corporation, or any successor thereto.

2.11

“Disability” means a permanent and total disability that qualifies a Participant for disability benefits under the Company’s long term disability plan; or if no such plan is maintained, a permanent and total disability that renders the Participant unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.12

“Employee” means any employee of the Company or its Subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.13

“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.14

“Fair Market Value” means, as of any given date, (i) the closing sales price of the Shares on any national securities exchange on which the Shares are listed; or (ii) if there is no regular public trading market for such Shares, the fair market value of the Shares as determined by the Committee.

2.15

“Fiscal Year” means the fiscal year of the Company.

2.16

“Grant Date” means, with respect to an Award, the date such Award is granted to a Participant.

2.17

“Incentive Stock Option” means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.18

“Nonqualified Stock Option” means an Option to purchase Shares which is not an Incentive Stock Option.

2.19

“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.20

“Participant” means an Employee who has an outstanding Award under the Plan.

2.21

“Plan” means the Monmouth Real Estate Investment Corporation 2007 Stock Option Plan, as set forth in this instrument and as hereafter amended from time to time.

2.22

“Retirement” means a Termination of Service by reason of individual’s retirement on or after attaining age 65 (or any earlier normal retirement age specified in a Company-sponsored qualified retirement plan).

2.23

“Shares” means the shares of common stock, $.01 par value, of the Company.

2.24

“Subsidiary” means, consistent with Section 424(f) of the Code, any corporation (other than the Company) in an unbroken chain of entities beginning with the Company if, at the time of the granting of an Award, each of the entities other than the last entity in the unbroken chain owns fifty percent (50%) or more of the total combined voting power in one of the other entities in such chain.

2.25

“Termination of Service” means, a cessation of the employee-employer relationship between such person and the Company or a Subsidiary for any reason unless there is a simultaneous reengagement of the person by the Company or a Subsidiary.

SECTION 3

ELIGIBILITY

3.1

Participants.  Awards may be granted in the discretion of the Committee among  key employees and officers of the Company and its Subsidiaries.

3.2

Non-Uniformity.  Awards granted hereunder need not be uniform among eligible Participants and may reflect distinctions based on title, compensation, responsibility or any other factor the Committee deems appropriate.

SECTION 4

ADMINISTRATION

4.1

The Committee.  The Plan shall be administered by the Compensation Committee comprised of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (as required by Section 162(m) of the Code).  The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.  In the absence of such appointment, the Board of Directors shall serve as the Committee and shall have all of the responsibilities, duties, and authority of the Committee set forth herein.

4.2

Authority of the Committee.  The Committee shall have the exclusive authority to administer and construe the Plan in accordance with its provisions.  The Committee’s authority shall include, without limitation, the power to (a) determine persons eligible for Awards, (b) prescribe the terms and conditions of the Awards, (c) accelerate the time at which all or any part of an Option may be exercised, (d) amend or modify the terms and conditions of an Award with the consent of the Participant, (e) interpret the Plan and the Awards, (f) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, (g) interpret, amend or revoke any such rules, and (h) make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board under Section 8.1 to amend or terminate the Plan.

4.3

Delegation by the Committee.  The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more officers of the Company; provided, however, that the Committee may not delegate its authority and powers in any way which would jeopardize the Plan’s qualification under Rule 16b-3 or the deductibility of Awards under Section 162(m) of the Code.

4.4

Factors to Consider for Granting Awards.  In making the determination as to the persons to whom an Award shall be granted, the Committee or any delegate may take into account such individual’s salary and tenure, duties and responsibilities, their present and potential contributions to the success of the Company, the recommendation of supervisors, and such other factors as the Committee or any delegate may deem important in connection with accomplishing the purposes of the Plan.

4.5

Decisions Binding.  All determinations and decisions made by the Committee and any of its delegates pursuant to Section 4.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

4.6

Committee Governance.  The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine.  A majority of its members shall constitute a quorum.  All determinations of the Committee shall be made by not less than a majority of its members.  Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.  The grant of an Award shall be effective only if a written agreement is duly executed and delivered by and on behalf of the Company following such grant.  The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

SECTION 5

SHARES SUBJECT TO THE PLAN

5.1

Number of Shares.  Subject to adjustment as provided in Section 5.3, the total number of Shares available for grant under the Plan shall not exceed one million five hundred thousand (1,500,000) Shares.  Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

5.2

Lapsed Awards.  Unless determined otherwise by the Committee, Shares related to Awards that are forfeited, terminated, expire unexercised, tendered by a Participant to the Company in connection with the exercise of an Award, withheld from issuance in connection with a Participant’s payment of tax withholding liability, settled in cash in lieu of Shares, or settled in such other manner so that a portion or all of the Shares included in an Award are not issued to a Participant shall be available for grant under the Plan.

5.3

Adjustments in Awards and Authorized Shares.  In the event of a merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall, consistent with Section 409A of the Code, adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Section 5.1 in such manner as the Committee shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards.

5.4

Repurchase Option.  The Board may include in the terms of any Award Agreement that the Company shall have the option to repurchase Shares of any Participant acquired pursuant to any Award granted under the Plan upon a Participant’s Termination of Service.  The terms of such repurchase right shall be set forth in the Award Agreement.

5.5

Buy-Out Provision.  The Board may at any time offer on behalf of the Company to buy-out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Board shall establish and communicate to the Participants at the time such offer is made; provided, however, to the extent Sections 13(e) and/or 14(e) of the 1934 Act and the rules and regulations thereunder are applicable to any such offer, the Company shall comply with the requirements of such sections.

SECTION 6
STOCK OPTIONS

6.1

Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as determined by the Committee.  The Committee shall determine the number of Shares subject to each Option.  The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof.  The maximum number of Shares that may be granted as Options in any one Fiscal Year to a Participant shall be Two Hundred Thousand (200,000). Each Option may be exercised only after one (1) year of continued employment by the Company or one of its Subsidiaries immediately following the date the Option is granted.

6.2

Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Committee shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

6.3

Exercise Price.  Subject to the provisions of this Section 6.3, the Exercise Price for each Option shall be determined by the Committee and shall be provided in each Award Agreement.

6.3.1

Nonqualified Stock Options.  In the case of a Nonqualified Stock Option, the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, in no case shall the Exercise Price be less than the par value of such Share.

6.3.2

Incentive Stock Options.  In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; or, consistent with Section 422(c)(5) of the Code, one hundred ten percent (110%) of the Fair Market Value of a Share if the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code) owns on the Grant Date stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries; provided, however, in no case shall the Exercise Price be less than the par value of such Share.

6.3.3

Substitute Options.  Notwithstanding the provisions of Sections 6.3.1 and 6.3.2, in the event that the Company consummates a transaction described in Section 424(a) of the Code, persons who become Participants on account of such transaction may be granted Options in substitution for options granted by such former employer.  If such substitute Options are granted, the Committee, consistent with Sections 424(a) and 409A of the Code, may determine that such substitute Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Shares on the Grant Date.

6.4

Expiration of Options.

6.4.1

Expiration Dates.  Except as provided in Section 6.7.3 regarding Incentive Stock Options, each Option shall terminate upon the earlier of the first to occur of the following events:

(a)

The date(s) for termination of the Option set forth in the Award Agreement;

(b)

The date determined under Section 6.8 regarding Termination of Service; or

(c)

The expiration of ten (10) years from the Grant Date.

6.4.2

Committee Discretion.  Subject to the limits of Section 6.4.1, the Committee shall provide in each Award Agreement when each Option expires and becomes unexercisable, and may, after an Option is granted, extend the maximum term of the Option (subject to Section 6.7 regarding Incentive Stock Options).  Notwithstanding the foregoing, however, in no event shall an option term be extended so as to subject such option to Section 409A of the Code.

6.5

Exercisability of Options.

6.5.1

Timing of Exercise.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine.  After an Option is granted, the Committee may accelerate the exercisability of the Option.  If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

6.5.2

Restrictions on Exercise. The Committee may postpone any exercise of an Option for such period as the Committee in its discretion may deem necessary in order to permit the Company (i) to effect or maintain registration of the Plan or the Shares issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to comply with restrictions or regulations incident to the maintenance of a public market for its Shares or to list the Shares thereon; or (iii) to determine that such Shares and the Plan are exempt from such registration or that no action of the kind referred to in (ii) above need be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to permit the exercise of an Option to sell or deliver Shares in violation of any federal or state securities or other law.  Any such postponement shall not extend the term of an Option as set forth in Section 6.4.1; and neither the Company nor its directors or officers or any of them shall have any obligation or liability to the Participant, to any successor of a Participant or to any other person with respect to any Shares as to which an Option shall lapse because of such postponement.

6.6

Payment.

6.6.1

Notice.  Options shall be exercised by a Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

6.6.2

Form of Payment.  Upon the exercise of an Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent.  The Committee may also permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price or (b) by any other means which the Committee determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan and with all applicable laws and regulations, provided that such other means shall be set forth in the Award Agreement.

6.6.3

Delivery of Certificates.  As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant, Share certificates (which may be in book entry form) representing such Shares.

6.7

Certain Additional Provisions for Incentive Stock Options.

6.7.1

Exercisability.  The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

6.7.2

Company and Subsidiaries Only.  Incentive Stock Options may be granted only to Participants who are employees of the Company or its Subsidiaries on the Grant Date.

6.7.3

Expiration.  No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an employee who, together with persons whose stock ownership is attributed to the employee pursuant to Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, consistent with Section 422(c)(5) of the Code, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

6.8

Termination of Service.

6.8.1

Termination for Cause.  Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised after a Participant’s Termination of Service by the Company or a Subsidiary for Cause

6.8.2

Termination Due To Death or Disability.  Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than three (3) months after a Participant’s Termination of Service due to death or Disability.

6.8.3

Termination For Other Reasons.  Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than three (3) months after a Participant’s Termination of Service for any reason other than described in Section 6.8.1 or 6.8.2.

6.9

Restriction on Option Transfer.  Except as otherwise determined by the Committee and set forth in the Award Agreement, no Option may be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Committee may permit a transfer, upon the Participant’s death, to beneficiaries designated by the Participant as provided in Section 7.5.

SECTION 7

MISCELLANEOUS

7.1

No Effect on Employment or Service.  Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or service at any time, with or without Cause.  Employment with the Company or any Subsidiary is on an at-will basis only, unless otherwise provided by an applicable employment or service agreement between the Participant and the Company or any Subsidiary, as the case may be.

7.2

Participation.  No Participant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

7.3

Indemnification.  Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

7.4

Successors.  All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

7.5

Beneficiary Designations.  If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unexercised Award shall be transferred in the event of the Participant’s death.  Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee.  In the absence of any such designation, any vested benefits remaining at the Participant’s death shall be transferred to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

7.6

No Rights as Stockholder.  No Participant (nor any beneficiary thereof) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or his or her beneficiary).

7.7

Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

7.8

Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

7.9

Investment Representation.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

7.10

In the event any Participant is deemed to be a Specified Employee, as described in Section 409A of the Code, and Section 409A would require a six-month delay in any payment hereunder, the payment subject to such delay shall be paid at the earliest date permitted under Section 409A, taking into account all of the exceptions to the six-month delay rule thereunder.

SECTION 8

AMENDMENT, TERMINATION, AND DURATION

8.1

Amendment, Suspension, or Termination.  The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required by law or to maintain the Plan’s qualification under the Code, the rules of any national securities exchange (if applicable), or any other applicable law, any such amendment shall be subject to stockholder approval.  The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant.  No Award may be granted during any period of suspension or after termination of the Plan.

8.2

Duration of the Plan.  The Plan shall become effective in accordance with Section 1.1, and subject to Section 8.1 shall remain in effect thereafter; provided, however, that without further stockholder approval, no Incentive Stock Option may be granted under the Plan after the tenth (10th) anniversary of the effective date of the Plan.

SECTION 9

TAX WITHHOLDING AND TAX BONUSES

9.1

Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold from any amounts due to the Participant from the Company, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or the exercise thereof).

9.2

Withholding Arrangements.  The Committee, pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld.  The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.  The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

9.3

Tax Bonuses.  The Committee shall have the authority, at the time of grant of an Option or at any time thereafter, to approve tax bonuses to designated Participants to be paid upon their exercise of Options granted hereunder.  The amount of any such payments shall be determined by the Committee.  The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter; provided, however, that any tax bonus awarded by the Committee shall be paid to the affected Participant no later than the last day of the Participant’s taxable year next following the Participant’s taxable year in which the related taxes are remitted to the taxing authority.

SECTION 10

CHANGE IN CONTROL

10.1

Change in Control.  Notwithstanding Section 6.1, if provided under the terms of an Award Agreement, Awards granted under the Plan that are outstanding and not then exercisable or are subject to restrictions at the time of a Change in Control shall become immediately exercisable, and all restrictions shall be removed, as of such Change in Control, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements.

10.2

Definition.  For purposes of the Plan, a Change in Control shall be deemed to have occurred at any of the following times:

(a)

Upon the acquisition (other than from the Company) by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (excluding, for this purpose, the Company or its affiliates, or any person, entity, or group that has beneficial ownership at the date of the adoption of this Plan of 20% or more of the outstanding shares of common stock of the Company, or any employee benefit plan of the Company or its affiliates which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either the then outstanding shares of common stock of the Company or the Combined Voting Power of the Company’s then outstanding voting securities.  “Combined Voting Power” means, as to any corporation or other entity, the combined voting power of such corporation’s or entity’s then outstanding voting securities generally entitled to vote in the election of directors, or comparable governing body, or the combined voting power of any other entity’s voting securities which directly or indirectly has the power to elect a majority of such directors or members of a comparable governing body of such other entity.

(b)

At the time individuals who, as of the date hereof, constitute the Board (as of the date hereof, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for purposes of this Subsection (c)(ii), considered as though such person were a member of the Incumbent Board; or

(c)

Upon the consummation of a merger, consolidation or other similar reorganization involving the Company and one or more other entities (in each case, with respect to which persons who were the shareholders of the Company immediately prior to such merger, consolidation or reorganization do not, immediately thereafter, own more than 50% of the Combined Voting Power of the merged, consolidated or reorganized entity’s then outstanding voting securities) or the consummation of a sale of all or substantially all of the assets of the Company (other than a transaction in which persons who were shareholders of the Company immediately prior to such sale immediately after the consummation thereof own more than 50% of the Combined Voting Power of the entity acquiring such assets) or the approval by the shareholders of the Company of a plan of liquidation or dissolution of the Company; or

(d)

The occurrence of any other event which the Incumbent Board in its sole discretion determines constitutes a Change of Control.

SECTION 11

LEGAL CONSTRUCTION

11.1

Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

11.2

Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

11.3

Requirements of Law.  The grant of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

11.4

Securities Law Compliance.  To the extent any provision of the Plan, Award Agreement or action by the Committee fails to comply with any applicable federal or state securities law, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.

11.5

Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Maryland.

11.6

Captions.  Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of the Plan.

11.7

Section 409A.  It is intended that the Plan shall be and shall remain largely exempt from Section 409A of the Code. However, if Section 409A is deemed to apply to the Plan or any payments or awards hereunder, then the Plan, payments or Awards shall be structured, interpreted and administered by the Committee to be consistent with the requirements of Section 409A.  Any provisions of Section 409A (or any guidance thereunder) which are required to be in the Plan, and which are not already contained herein, are hereby incorporated by reference.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

By: _______________________________________________

Title: ______________________________________________

APPENDIX A

Non-Qualified Stock Option Agreement

This NON-QUALIFIED STOCK OPTION AGREEMENT, dated as of this ____ day of ___________________, 200__, by and between Monmouth Real Estate Investment Corporation, a ________ corporation (the “Company”), and ___________________ (the “Optionee”).

Pursuant to the Monmouth Real Estate Investment Corporation 2007 Stock Option Plan (the “Plan”), the Compensation Committee has determined that the Optionee is to be granted a Non-Qualified Stock Option (the “Option”) to purchase shares of the Company’s common stock, on the terms and conditions set forth herein.  It is intended that the Option shall not constitute an “Incentive Stock Option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

1.

Number of Shares and Option Price.  The Option entitles the Optionee to purchase [______] shares of the Company’s common stock, par value $.01 per share (the “Option Shares”), at a price of [_____] per share (the “Option Price”).

2.

Period of Option.  The term of the Option and of this Option Agreement shall commence on the date hereof (the “Grant Date”) and terminate upon the earlier of (i) the expiration of ________ years from the Grant Date, or (ii) the occurrence of one of the events set forth under Section 6.4.1 of the Plan.  Upon termination of the Option, all rights of the Optionee hereunder shall cease.

3.

Vesting of Options.

Option 1:  One Year Vesting

The Option Shares granted hereunder shall be fully vested and nonforfeitable on __________ (one year from grant date), except as otherwise provided herein.

The right of the Optionee to purchase Shares may be exercised in whole or in part at any time or from time to time following such date up to the expiration of the stated term of such Option as set forth under Section 2 above.

Option 2:  Graduated Vesting

For so long as the Optionee is employed by the Company or a Subsidiary, the Option Shares granted hereunder shall vest as follows:

(a)

____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on _________;

(b)

An additional ____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on ___________; and

(c)

The remainder of the Option Shares on ____________.

Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

Option 3:  Cliff Vesting

For so long as the Optionee is employed by or provides services to the Company or a Subsidiary, the Option Shares granted hereunder shall vest on ____________.  Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

4.

Non-transferability of Option.  The Option and this Option Agreement shall not be transferable otherwise than by will or by laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee’s legal representative.

5.

Exercise of Option.  The Option shall be exercised in the following manner:  the Optionee, or the person or persons having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Company written notice specifying the number of vested Option Shares which the Optionee elects to purchase, together with either (i) cash, (ii) shares of Company common stock having Fair Market Value determined as of the date of exercise, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the stock purchased shall thereupon be promptly delivered.  The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of issuance to the Optionee of a stock certificate for such shares and until the shares are paid in full.

6.

Termination of Service.

If the Optionee incurs a Termination of Service by the Company or a Subsidiary for Cause, the Optionee’s unexercised Option Shares, irrespective of whether or not vested, shall be immediately forfeited.

If the Optionee incurs a Termination of Service due to death or Disability, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up to three months following the Optionee’s Termination of Service.

If the Optionee incurs a Termination of Service for any reason other than described in (a) or (b) above, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up to three months after the Optionee’s Termination of Service.

7.

Notices.  Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee’s address set forth below or such other address as the Optionee may designate in writing to the Company, or the Company:  Attention:  Board of Directors/Corporate Secretary, at the Company’s address or such other address as the Company may designate in writing to the Optionee.

8.

Withholding of Taxes.  As a condition to the issuance of the Option Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) instruct the Company to withhold such number of shares as are necessary for the fair market value of such shares to equal the amount of taxes required to be withheld by the Company, under federal, state, or local laws as a result of the exercise of the Option.  The determination of the amount of any such withholding shall be made by the Company.

9.

Failure to Enforce Not a Waiver.  The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

10.

Incorporation of Plan.  The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.

11.

Amendments.  This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

12.

Successors and Assigns.  This Option Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written.

COMPANY:

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

By:  ______________________________________________

Title:  _____________________________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

OPTIONEE: __________________________________________________

APPENDIX B

Incentive Stock Option Agreement

This INCENTIVE STOCK OPTION AGREEMENT, dated as of this ____ day of ___________________, 200__, by and between Monmouth Real Estate Investment Corporation, a ________ corporation (the “Company”), and ___________________ (the “Optionee”).

Pursuant to the Monmouth Real estate Investment Corporation 2007 Stock Option Plan (the “Plan”), the Compensation Committee has determined that the Optionee is to be granted an Incentive Stock Option (the “Option”) to purchase shares of the Company’s common stock, on the terms and conditions set forth herein.  It is intended that the Option shall constitute an “Incentive Stock Option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

1.

Number of Shares and Option Price.  The Option entitles the Optionee to purchase [______] shares of the Company’s common stock, par value $.01 per share (the “Option Shares”), at a price of [_____] per share (the “Option Price”).

2.

Period of Option.  The term of the Option and of this Option Agreement shall commence on the date hereof (the “Grant Date”) and terminate upon the earlier of (i) the expiration of ________ years from the Grant Date, or (ii) the occurrence of one of the events set forth under Section 6.4.1 of the Plan.  Upon termination of the Option, all rights of the Optionee hereunder shall cease.

3.

Vesting of Options.

Option 1:  Immediate Vesting

The Option Shares granted hereunder shall be fully vested and nonforfeitable at all times on and after _________________(at least one year following the Grant Date).

The right of the Optionee to purchase Shares may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

Option 2:  Graduated Vesting

For so long as the Optionee is employed by the Company or a Subsidiary, the Option Shares granted hereunder shall vest as follows:

(a)

____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on _________;

(b)

An additional ____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on ___________; and

(c)

The remainder of the Option Shares on ____________.

Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

Option 3:  Cliff Vesting

For so long as the Optionee is employed by the Company or a Subsidiary, the Option Shares granted hereunder shall vest on ____________.  Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

4.

Non-transferability of Option.  The Option and this Option Agreement shall not be transferable otherwise than by will or by laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee’s legal representative.

5.

Exercise of Option.  The Option shall be exercised in the following manner:  the Optionee, or the person or persons having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Company written notice specifying the number of vested Option Shares which the Optionee elects to purchase, together with either (i) cash, (ii) shares of Company common stock having Fair Market Value determined as of the date of exercise, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the stock purchased shall thereupon be promptly delivered.  The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of issuance to the Optionee of a stock certificate for such shares and until the shares are paid in full.

6.

Termination of Service.

If the Optionee incurs a Termination of Service by the Company or a Subsidiary for Cause, the Optionee’s unexercised Option Shares, irrespective of whether or not vested, shall be immediately forfeited.

If the Optionee incurs a Termination of Service due to death or Disability, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up to three months following the Optionee’s Termination of Service.

If the Optionee incurs a Termination of Service for any reason other than described in (a) or (b) above, the Optionee may exercise his or her unexercised and vested Option Shares for a period of up to three months after the Optionee’s Termination of Service.

7.

Notices.  Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee’s address set forth below or such other address as the Optionee may designate in writing to the Company, or the Company:  Attention:  Board of Directors/Corporate Secretary, at the Company’s address or such other address as the Company may designate in writing to the Optionee.

8.

Withholding of Taxes.  As a condition to the issuance of the Option Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) instruct the Company to withhold such number of shares as are necessary for the fair market value of such shares to equal the amount of taxes required to be withheld by the Company, under federal, state, or local laws as a result of the exercise of the Option.  The determination of the amount of any such withholding shall be made by the Company.

9.

Disposition of Option Shares.  It is understood that this Option is intended to qualify as an “Incentive Stock Option” as defined in Section 422 of the Code.  Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within one (1) year after the day of the transfer of such Shares to the Optionee, nor within two (2) years after the Grant Date of the Option.  If the Optionee disposes (whether by sale, exchange, gift, transfer or otherwise), of any such Shares within said periods, the Optionee will notify the Company in writing within ten (10) days after such disposition.

10.

Failure to Enforce Not a Waiver.  The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

11.

Incorporation of Plan.  The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.

12.

Amendments.  This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

13.

Successors and Assigns.  This Option Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written.

COMPANY:

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

By:  ______________________________________________

Title:  _____________________________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

OPTIONEE: __________________________________________________

APPENDIX C

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

OPTION EXERCISE CERTIFICATE

The undersigned Optionee and Monmouth Real Estate Investment Corporation (the “Company”), are parties to an Incentive Stock Option Agreement (the “Agreement”).  The Optionee hereby notifies the Company that the Optionee wishes to exercise Options for the number of Shares(s) specified below as of the exercise date indicated.  All Capitalized terms in this Certificate have the meanings given to them in the Monmouth Real Estate Investment Corporation 2007 Stock Option Plan (the “Plan”) and the Agreement.

Number of Shares with respect to which Options are Exercised:	___________________________________
Exercise Price per Share:	___________________________________
Aggregate Exercise Price:	___________________________________
Form of Payment:	_____Cash (check attached)____________
Exercise Date:	___________________________________

IN WITNESS WHEREOF the undersigned has executed this certificate as of the Exercise Date.

OPTIONEE:

____________________________________ (Signature)

____________________________________ (Typed or printed name)

MONMOUTH REAL ESTATE

INVESTMENT CORPORATION:

By: ________________________________

                 Title: _______________________________